U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  April 6, 2004
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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  0 - 32093                91-2022980
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       (State or other             (Commission            (I.R.S. Employer
        Jurisdiction               File Number)          Identification No.)
      of incorporation)



         1601B ALTON PARKWAY
          IRVINE, CALIFORNIA                              92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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        (Former name or former address, if changed since last report)

ITEM 9.   REGULATION FD DISCLOSURE

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report that we have entered into a non-exclusive oral understanding with a consortium which was assembled by the Dallas - Fort Worth Homeland Security Alliance (the "Alliance") for the consortium to evaluate and potentially implement solutions for manufacturing, product development, servicing, and marketing. The Company will retain all rights to its technology. The understanding with the consortium is subject to entering into final written agreements, and includes the sponsorship by the Alliance of a state grant request for funds for staff training for a Dallas-Fort Worth manufacturing facility. Together the consortium is committed to reviewing sources of revenue through the development of market channels to which the Company's technology may be applied. We expect a forthcoming news announcement from the Alliance when the text has been reviewed and approved by all members of the consortium.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIENERGY TECHNOLOGIES, INC.


APRIL 6, 2004                   By: /s/ Bogdan C. Maglich
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(Date)                              Name: Bogdan C. Maglich,
                                    Chief Executive Officer, Chairman of the
                                    Board, President and Treasurer